THIRD AMENDMENT TO
 CREDIT AGREEMENT
THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of January 30 , 2017, by and among the lenders identified on the signature pages hereof ("Lenders"), WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, "Agent"), KRONOS WORLDWIDE, INC., a Delaware corporation ("Worldwide" ), KRONOS LOUISIANA, INC., a Delaware corporation ("Kronos Louisiana" ), KRONOS (US), INC., a Delaware corporation ("Kronos US"; together with Worldwide and Kronos Louisiana, each individually a "US Borrower", and collectively, the "US Borrowers"), and KRONOS CANADA, INC., a Canadian corporation ("Canadian Borrower"; together with US Borrowers, each individually  a "Borrower", and collectively the "Borrowers").
WHEREAS, the Borrowers, Agent and Lenders are parties to that certain Credit Agreement dated as of June 18, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and
WHEREAS, Borrowers have requested and Required Lenders have agreed to amend the Credit Agreement in certain respects, in each case, subject to the terms and conditions contained herein;
NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:
1. Defined Terms.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.
2. Amendments to Credit Agreement.  Subject to the satisfaction of the conditions set forth in Section 4 below and in reliance on the representations and warranties set forth in Section 5 below, the Credit Agreement is hereby amended as follows:
(a) The definition of "Canadian Eligible Accounts" set forth in Schedule 1.1 to the Credit Agreement is hereby amended by (i) amending and restating subsection (a) thereof in its entirety as follows:
(a)   (i) Accounts that the Account Debtor (other than PPG Industries and AkzoNobel) has failed to pay within 90 days of original invoice date, (ii) in the case of Accounts from PPG Industries and AkzoNobel, Accounts that remain unpaid more than 30 days after the original due date of the applicable invoice,  or (iii) Accounts with selling terms of more than 60 days (or (w) 75 days in the case of Behr, Milgrade Manufacturing and Valspar, (x) 90 days in the case of Sherwin-Williams, (y) 94 days in the case of PPG Industries and (z) 104 days in the case of AkzoNobel),

; and (ii) deleting the reference to "40%" in clause (i) thereof and inserting a reference to "60%" in lieu thereof.
(b) The definition of "US Eligible Accounts" set forth in Schedule 1.1 to the Credit Agreement is hereby amended by (i) amending and restating subsection (a) thereof in its entirety as follows:
(a)   (i) Accounts that the Account Debtor (other than PPG Industries and AkzoNobel) has failed to pay within 90 days of original invoice date, (ii) in the case of Accounts from PPG Industries and AkzoNobel, Accounts that remain unpaid more than 30 days after the original due date of the applicable invoice, or (iii) Accounts with selling terms of more than 60 days (or (w) 75 days in the case of Behr, Milgrade Manufacturing and Valspar, (x) 90 days in the case of Sherwin-Williams, (y) 94 days in the case of PPG Industries and (z) 104 days in the case of AkzoNobel),
; and (ii) deleting the reference to "40%" in clause (i) thereof and inserting a reference to "60%" in lieu thereof.
(c) The definition of "Maturity Date" set forth in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:
"Maturity Date" means the earlier of (i) January 30, 2022 and (ii) 90 days prior to the final maturity of the Term Loan Debt (or, to the extent the Term Loan Debt is repaid in full with proceeds of Refinancing Indebtedness, 90 days prior to the final maturity of such Refinancing Indebtedness).
3. Ratification.  This Amendment, subject to satisfaction of the conditions provided below, shall constitute an amendment to the Credit Agreement and all of the other Loan Documents as appropriate to express the agreements contained herein.  In all other respects, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.
4. Conditions to Effectiveness of Amendments.  This Amendment shall become effective as of the date first written above upon the satisfaction of the following conditions precedent:
(a) Each party hereto shall have executed and delivered this Amendment to Agent;
(b) Agent shall have received copies of each of the other agreements, instruments, and other documents, fully executed where applicable, described in the closing list attached as Exhibit A hereto, each in form and substance reasonably acceptable to Agent;
(c) Agent shall have received a non-refundable amendment fee equal to $100,000 from the US Borrowers (the "Third Amendment Fee"), it being agreed and understood that Agent hereby is expressly authorized by each US Borrower to (i) charge the Third Amendment Fee to the Loan Account, and (ii) designate such Third Amendment Fee as a US Revolving Loan under the Credit Agreement; and

(d) No Default or Event of Default shall have occurred and be continuing.
5. Representations and Warranties.  In order to induce Agent and Lenders to enter into this Amendment, each Borrower hereby represents and warrants to Agent and Lenders, after giving effect to this Amendment:
(a) All representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, in each case as if made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date);
(b) No Default or Event of Default has occurred and is continuing; and
(c) This Amendment, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.
6. Miscellaneous.
(a) Expenses.  Borrowers agree to pay on demand all Lender Group Expenses of Agent and Lenders in connection with the preparation, negotiation, execution, delivery and administration of this Amendment in accordance with the terms of the Credit Agreement.
(b) Governing Law.  This Amendment shall be a contract made under and governed by, and construed in accordance with the laws of the State of Illinois.
(c) Counterparts.  This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.  Delivery of an executed signature page of this Amendment by facsimile transmission or electronic photocopy (i.e. "pdf") shall be effective as delivery of a manually executed counterpart hereof.
 [Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

US BORROWERS:	KRONOS WORLDWIDE, INC., a Delaware corporation By: /s/ John A. St. Wrba Name: John A. St. Wrba Title: Vice President and Treasurer

KRONOS LOUISIANA, INC., a Delaware corporation By: /s/ John A. St. Wrba Name: John A. St. Wrba Title: Vice President and Treasurer

KRONOS (US), INC., a Delaware corporation By: /s/ John A. St. Wrba Name: John A. St. Wrba Title: Vice President and Treasurer

CANADIAN BORROWER	KRONOS CANADA, INC., a Canadian corporation By: /s/ John A. St. Wrba Name: John A. St. Wrba Title: Vice President and Treasurer

WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as Agent and as a Lender

By:        /s/Laura Wheeland
Name:   Laura Wheeland
           Its Authorized Signatory

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Lender

By:      /s/David Boutin
Name: David Boutin
            Its Authorized Signatory